UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2018
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed on July 3, 2017, certain subsidiaries of OUTFRONT Media Inc. (the “Company”) entered into a three-year $100.0 million revolving accounts receivable securitization facility (the “AR Facility”) with MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a committed purchaser, group agent and administrative agent (“MUFG”), pursuant to a Purchase and Sale Agreement, dated as of June 30, 2017 (the “Purchase and Sale Agreement”), between Outfront Media LLC (the “Originator”) and Outfront Media Receivables LLC, a special purpose vehicle and wholly-owned subsidiary of the Company (the “SPV”), and a Receivables Purchase Agreement, dated as of June 30, 2017 (the “Receivables Purchase Agreement”), by and among the Originator, the SPV, MUFG, Gotham Funding Corporation, as a conduit purchaser, and the other parties thereto from time to time as purchasers and group agents. On September 6, 2018, the Originator and the SPV entered into Amendment No. 1 to the Purchase and Sale Agreement (the “PSA Amendment”), and the Company, the Originator, the SPV, MUFG and Gotham Funding Corporation entered into Amendment No. 3 to the Receivables Purchase Agreement (the “RPA Amendment”), pursuant to which the Company (i) extended the term of the AR Facility for one year so that it will now terminate on June 30, 2021, unless further extended by the parties, and (ii) entered into the structured repurchase facility described below. The remaining terms of the Purchase and Sale Agreement and the Receivables Purchase Agreement, as amended by the PSA Amendment and the RPA Amendment, are substantially the same as the terms under the existing Purchase and Sale Agreement and Receivables Purchase Agreement, including with respect to termination events and loan acceleration.

On September 6, 2018, the Originator, as repurchase seller, entered into a 364-day $75.0 million structured repurchase facility (the “Repurchase Facility”) with MUFG, as repurchase buyer, pursuant to a Framework Agreement, dated as of September 6, 2018 (the “Framework Agreement”), between the Originator and MUFG, and a Master Repurchase Agreement, dated as of September 6, 2018 (the “Master Repurchase Agreement”), between the Originator and MUFG. Under the Repurchase Facility, the Originator may borrow up to $75.0 million, collateralized by a subordinated note (the “Subordinated Note”) issued by the SPV in favor of the Originator and representing a portion of the outstanding balance of the accounts receivable sold by the Originator to the SPV under the AR Facility. The Subordinated Note will be transferred to the repurchase buyer on an uncommitted basis, and subject to repurchase by the Originator on termination of the Repurchase Facility.

The Originator has granted MUFG a security interest in the Subordinated Note to secure its obligations under the Framework Agreement and the Master Repurchase Agreement. In addition, pursuant to a Guaranty, dated as September 6, 2018 (the “Guaranty”), between the Company and MUFG, the Company has agreed to guaranty the obligations of the Originator under the Framework Agreement and the Master Repurchase Agreement. Neither the Originator nor the SPV guarantees the collectability of the receivables under the AR Facility or the Repurchase Facility.

The Originator pays an interest rate margin equal to the London Interbank Offered Rate (“LIBOR”), plus 1.20%, with respect to amounts advanced by MUFG under the Repurchase Facility. The Originator is also required to pay an upfront program fee in connection with the Repurchase Facility.

The PSA Amendment, the RPA Amendment, the Framework Agreement, the Master Repurchase Agreement, the Subordinated Note and the Guaranty contain customary representations and warranties, affirmative and negative covenants, and termination events provisions, including but not limited to those providing for the acceleration of amounts owed under the Repurchase Facility if, among other things, the Originator fails to pay interest or other amounts due, the Originator becomes insolvent or subject to bankruptcy proceedings or certain judgments, or the Originator breaches certain representations and warranties or covenants. Unless earlier terminated, the Repurchase Facility will terminate in connection with the termination of the AR Facility.

The foregoing descriptions of the PSA Amendment, the RPA Amendment, the Framework Agreement, the Master Repurchase Agreement, the Subordinated Note and the Guaranty are qualified in their entirety by reference to the PSA Amendment (which includes the form of the Subordinated Note), the RPA Amendment, the Framework Agreement, the Master Repurchase Agreement and the Guaranty, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Amendment No. 1 to Purchase and Sale Agreement, dated as of September 6, 2018, between Outfront Media LLC and Outfront Media Receivables LLC (including the Form of Subordinated Note).

10.2
Amendment No. 3 to Receivables Purchase Agreement, dated as of September 6, 2018, by and among Outfront Media LLC, Outfront Media Receivables LLC, OUTFRONT Media Inc., MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.) and Gotham Funding Corporation.

10.3	Master Framework Agreement, dated as of September 6, 2018, between Outfront Media LLC and MUFG Bank, Ltd.

10.4	Master Repurchase Agreement, dated as of September 6, 2018, between Outfront Media LLC and MUFG Bank, Ltd.

10.5	Guaranty, dated as of September 6, 2018, between OUTFRONT Media Inc. and MUFG Bank, Ltd.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to Purchase and Sale Agreement, dated as of September 6, 2018, between Outfront Media LLC and Outfront Media Receivables LLC (including the Form of Subordinated Note).

10.2
Amendment No. 3 to Receivables Purchase Agreement, dated as of September 6, 2018, by and among Outfront Media LLC, Outfront Media Receivables LLC, OUTFRONT Media Inc., MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.) and Gotham Funding Corporation.

10.3	Master Framework Agreement, dated as of September 6, 2018, between Outfront Media LLC and MUFG Bank, Ltd.

10.4	Master Repurchase Agreement, dated as of September 6, 2018, between Outfront Media LLC and MUFG Bank, Ltd.

10.5	Guaranty, dated as of September 6, 2018, between OUTFRONT Media Inc. and MUFG Bank, Ltd.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: September 6, 2018